UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025 (September 5, 2025)

Remora Capital Corporation

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01897	33-2299238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 West End Avenue, Suite 500, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 380-1095

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment No. 1”) is being filed solely to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Remora Capital Corporation, a Maryland corporation (the “Company”), with the Securities and Exchange Commission on September 11, 2025 (the “Initial Form 8-K”) to include the unaudited financial statements of each of the Private Funds (as defined below) as of June 30, 2025, the audited financial statements of each of the Private Funds as of December 31, 2024, and supplemental disclosure information as required by Regulation S-X Rule 6-11 related to fund acquisitions. As previously reported in the Initial Form 8-K, on September 5, 2025, each of Remora Capital Partners I, LP (“Fund I”), Remora Capital Partners II, LP (“Fund II”), Remora Capital Partners I QP LP (“Fund I QP”), and Remora Capital Partners II QP, LP (“Fund II QP” and together with Fund I, Fund II, and Fund I QP, the “Private Funds”) merged with and into the Company, with the Company as the surviving entity (collectively, the “Mergers”).

Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby files this Amendment No. 1 to amend the Initial Form 8-K in order to include the required financial statements and supplemental disclosure information that were previously omitted. No other changes have been made to the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of each of the Private Funds and the supplemental disclosure information required by Regulation S-X Rule 6-11 are filed as Exhibits to this report and incorporated in their entirety herein by reference.

With respect to supplemental disclosure information, the Company has (i) included a current fee and expense information table, showing solely the fee structure of the combined entity because the pro forma fees would not be materially different pre- and post-Mergers, (ii) determined that the Mergers would not result in a material change in the Private Funds’ investment portfolio due to investment restrictions and (iii) determined that there are no material differences in accounting policies between the Company and the Private Funds.

The financial statements of each of the Private Funds required to be provided herein are filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 and incorporated into this Item 9.01(a) by reference.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of September 5, 2025, by and between and Remora Capital Corporation and Remora Capital Partners I, LP (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
2.2	Agreement and Plan of Merger, dated as of September 5, 2025, by and between and Remora Capital Corporation and Remora Capital Partners II, LP (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
2.3	Agreement and Plan of Merger, dated as of September 5, 2025, by and between and Remora Capital Corporation and Remora Capital Partners I QP LP (incorporated by reference to Exhibit 2.3 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
2.4	Agreement and Plan of Merger, dated as of September 5, 2025, by and between and Remora Capital Corporation and Remora Capital Partners II QP, LP (incorporated by reference to Exhibit 2.4 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
10.1	Investment Management Agreement, dated as of September 5, 2025, between Remora Capital Corporation and Remora Capital Management LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
10.2	Investment Management Agreement, dated as of April 25, 2024, by and between Remora Capital Management, LLC and KAPC Manager, L.P., as amended by Amendment No. 1 to the Investment Management Agreement, dated as of September 5, 2025, by and between Remora Capital Corporation, Remora Capital Management, LLC, KAPC Manager, L.P., and Kayne Anderson Capital Advisors, L.P. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
10.3	Investment Sub-Advisory Agreement, dated as of September 5, 2025, between Remora Capital Corporation, Remora Capital Management, LLC, and Crescent Capital Group LP (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
10.4	Loan Sourcing and Other Services Agreement, dated as of September 5, 2025, by and among Remora Capital Corporation, Remora Capital Management, LLC and Eldridge Credit Advisers, LLC (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
10.5	Administration Agreement, dated as of September 5, 2025, between Remora Capital Corporation and Remora Capital Management, LLC (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
10.6	Sub-Administrative Services Agreement, dated as of September 5, 2025, by and between Remora Capital Corporation and Crescent Capital Group LP (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
10.7	License Agreement, dated as of September 5, 2025, by and between Remora Capital Corporation and Remora Capital Management, LLC (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
10.8	Revolving Credit and Security Agreement, dated as of September 5, 2025, by and among RCC SPV, LLC, Remora Capital Corporation, Atlas Securitized Products Administration, L.P., Atlas Securitized Products, L.P., U.S. Bank Trust Company, National Association, U.S. Bank National Association, each of the managing agents party thereto from time to time, and each of the conduit lenders and institutional lenders party thereto from time to time (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed on September 11, 2025)
99.1	Financial Statements of Remora Capital Partners I, LP as of December 31, 2024 (Audited) (incorporated by reference to the Company’s Registration Statement on Form 10-12G/A, filed on July 28, 2025)
99.2*	Financial Statements of Remora Capital Partners I, LP as of June 30, 2025 (Unaudited)
99.3	Financial Statements of Remora Capital Partners II, LP as of December 31, 2024 (Audited) (incorporated by reference to the Company’s Registration Statement on Form 10-12G/A, filed on July 28, 2025)
99.4*	Financial Statements of Remora Capital Partners II, LP as of June 30, 2025 (Unaudited)
99.5	Financial Statements of Remora Capital Partners I QP LP as of December 31, 2024 (Audited) (incorporated by reference to the Company’s Registration Statement on Form 10-12G/A, filed on July 28, 2025)
99.6*	Financial Statements of Remora Capital Partners I QP LP as of June 30, 2025 (Unaudited)
99.7	Financial Statements of Remora Capital Partners II QP, LP as of December 31, 2024 (Audited) (incorporated by reference to the Company’s Registration Statement on Form 10-12G/A, filed on July 28, 2025)
99.8*	Financial Statements of Remora Capital Partners II QP, LP as of June 30, 2025 (Unaudited)
99.9*	Fee and Expense Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remora Capital Corporation

Date: November 20, 2025	By:	/s/ Daniel Mafrice
		Name:	Daniel Mafrice
		Title:	President, Chief Executive Officer, and Interim Chief Financial Officer

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